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                                                                   Exhibit 10.15


                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of this 23rd day of February, 2001 by and among Lawson Software, Inc., a Delaware corporation (together with any successor thereto, the "Company"), certain stockholders of the Company listed under the heading "Founders" on the signature pages hereto (each, a "Founder" and collectively, the "Founders") and the investors listed under the heading "Investors" on the signature pages hereto (each, an "Investor" and collectively, the "Investors").

         WHEREAS, the Company and the Investors are simultaneously entering into a Stock Purchase and Exchange Agreement and a Senior Subordinated Convertible Note Purchase Agreement, each dated as of the date hereof (the "Purchase Agreements"), pursuant to which the Investors have agreed to purchase from the Company in accordance with the terms and conditions contained therein (i) shares of Series A Preferred Stock (as defined herein), which shares are convertible into Common Stock (as defined herein), and (ii) Convertible Notes (as defined herein), which Convertible Notes are convertible into (A) the Notes (as defined herein), and (B) the Warrants (as defined herein); and

         WHEREAS, the execution of this Agreement is a condition precedent to the transactions contemplated by the Purchase Agreements.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

         "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         "COMMISSION" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

         "COMMON STOCK" means the Company's Common Stock, $0.01 par value per share, as authorized on the date of this Agreement and any other common equity securities now or hereafter issued by the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or in replacement of or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

         "CONVERTIBLE NOTES" means the 12% Senior Subordinated Convertible Notes due February 20, 2006 issued on the date hereof in the initial principal amount of $10,000,000.

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         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any similar successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         "NOTES" means the 12% Senior Subordinated Notes due February 23, 2006 in the initial principal amount of $9,990,000 issuable upon conversion of the Convertible Notes.

         "PERSON" means an individual, a corporation, an association, a partnership, a joint venture, a limited liability company, an unincorporated organization, an estate, a trust, and any other entity or organization, governmental or otherwise.

         "REGISTRABLE SECURITIES" means (i) any shares of Common Stock held by an Investor or Founder, (ii) any shares of Common Stock subject to acquisition by an Investor upon conversion of the shares of Series A Preferred Stock, (iii) any Warrant Shares and (iv) any other securities issued or issuable with respect to any such shares described in clauses (i), (ii) and (iii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (it being understood that for purposes of this Agreement, an Investor or Founder will be deemed to be a holder of Registrable Securities whenever such Investor or Founder has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected); provided, however, that notwithstanding anything to the contrary contained herein, "Registrable Securities" shall not at any time include any securities
(i) registered and sold pursuant to the Securities Act, (ii) sold to the public pursuant to Rule 144 promulgated under the Securities Act or (iii) which could then be sold in their entirety pursuant to Rule 144(k) without limitation or restriction.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, or any similar successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         "SERIES A PREFERRED STOCK" means the Company's Series A Convertible Preferred Stock, par value $.01 per share.

         "WARRANTS" means the warrants issuable upon conversion of the Convertible Notes.

         "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.

         2. PIGGYBACK REGISTRATIONS. If at any time after the date of the closing of the Company's initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act, the Company shall seek to register any shares of its Common Stock under the Securities Act for sale to the public for its own account or for the account of any other Person (except with respect to registration statements on Form S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), the Company will promptly give written notice thereof to all holders of Registrable Securities. If within twenty (20) days after their receipt of such notice one or more holders of Registrable Securities request the inclusion of some or all of the Registrable Securities owned by them in such registration, the Company will use its reasonable best efforts to effect the registration under the Securities Act of


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such Registrable Securities. In the case of the registration of shares of capital stock by the Company in connection with any underwritten public offering, if the underwriter(s) determines that marketing factors require a limitation on the number of Registrable Securities to be offered, the Company shall not be required to register Registrable Securities in excess of the amount, if any, of shares of the capital stock which the principal underwriter of such underwritten offering shall reasonably and in good faith agree to include in such offering in addition to any amount to be registered for the account of the Company; provided, that the shares to be excluded from such underwritten public offering shall be determined in the following order of priority: (i) first, securities sought to be included by any Persons not having a contractual right to include such securities in the registration statement,
(ii) second, Registrable Securities sought to be included by the Founders, and
(iii) third, securities sought to be included by any Persons (other than the holders of Registrable Securities) having a contractual right existing as of the date hereof to include such securities in the registration statement and Registrable Securities sought to be included by the Investors; provided, however, that so long as the Investors, upon the sale of the Registrable Securities held by the Investors included in such offering, would receive net proceeds (after underwriting commissions and discounts) that, when added together with the net proceeds received by the Investors pursuant to all other sales of Registrable Securities under this Section 2 or Section 3 below, would equal or exceed $10,000,000, the securities held by each Person described in clauses (ii) and (iii) above sought to be included in such registration statement in connection with such underwritten public offering shall be excluded on a pro rata basis (based upon the aggregate holdings of securities of the holders thereof requesting inclusion of such Registrable Securities in such registration statement).

      3. FORM S-3 REGISTRATIONS.

         (a) FORM S-3. After the Company's initial public offering of Common Stock registered under the Securities Act, the Company shall use its reasonable best efforts to qualify and remain qualified to register securities on Form S-3 (or any successor form) under the Securities Act. So long as the Company is qualified to register securities on Form S-3 (or any successor form), the Investors shall have the right to request registration on Form S-3 (or any successor form) for the Registrable Securities held by such requesting Investors, including registrations for the sale of such Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act; provided, that each such registration includes Registrable Securities having an aggregate value of at least $2,500,000 (based on the then current market price). Such requests shall be in writing and shall state the number of shares of Registrable Securities to be registered of and the intended method of disposition of such shares by such requesting holders. The Investors shall only have the right to have Registrable Securities registered on Form S-3 pursuant to this Section 3 two (2) times in any twelve (12) month period.

         (b) REGISTRATION REQUIREMENTS. Following a request pursuant to Section 3(a) above, the Company will notify all of the other holders of Registrable Securities and such holders shall then have twenty (20) days to notify the Company of their desire to participate in the registration. Thereupon, the Company will use its reasonable best efforts to cause such of the Registrable Securities as may be requested by such holders to be registered under the Securities Act in accordance with the terms of this Section 3.


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         (c) POSTPONEMENT. The Company may postpone the filing of one or more registration statements on Form S-3 requested to be filed under Section 3(a) for a reasonable period of time, not to exceed one hundred twenty (120) days in the aggregate during any twelve-month period, if such filing would (i) require a special audit, (ii) require the disclosure of a material impending transaction or other matter and the Company's Board of Directors determines in good faith that such disclosure would have a material adverse effect on the Company or
(iii) conflict with any proposed and imminent firm commitment underwriting of the Company. Notwithstanding anything to the contrary herein, no request may be made under this Section 3 within sixty (60) days after the offering date of a registration statement filed by the Company covering a firm commitment underwritten public offering.

      4. FURTHER OBLIGATIONS OF THE COMPANY. Whenever the Company is required hereunder to register any Registrable Securities, it agrees that it shall also do the following:

         (a) Pay all expenses of such registrations and offerings (exclusive of underwriting discounts and commissions) and the reasonable fees and expenses of not more than one independent counsel for the holders of Registrable Securities participating in such registration as a group (selected by a majority in interest of the holders of Registrable Securities who participate in the registration) in connection with any registrations hereunder;

         (b) Use its reasonable best efforts diligently to prepare and file with the Commission a registration statement and such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective until the holder or holders have completed the distribution described in the registration statement relating thereto and to comply with the provisions of the Securities Act with respect to the sale of securities covered by said registration statement for such period;

         (c) Furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as such holder may reasonably request to facilitate the public sale or other disposition of its Registrable Securities;

         (d) Enter into any reasonable underwriting agreement required by the proposed underwriter, if any, in such form and containing such terms as are customary; provided, however, that no holder of the Registrable Securities shall be required to make any representations or warranties other than with respect to its title to the Registrable Securities and with respect to any written information provided by such holder to the Company, and if the underwriter requires that representations or warranties be made and that indemnification be provided, the Company shall make all such representations and warranties and provide all such indemnities, including, without limitation, in respect of the Company's business, operations and financial information and the disclosures relating thereto in the prospectus;

         (e) Use its reasonable best efforts to register or qualify the securities covered by said registration statement under the securities or "blue sky" laws of such jurisdictions as any selling holder may reasonably request; provided, that the Company shall not be required to register or qualify the securities in any jurisdictions in which such registration or qualification would require it to qualify to do business therein;

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         (f) Immediately notify each selling holder, at any time when a prospectus relating to his, her or its Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such selling holder, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

         (g) Use reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted;

         (h) Otherwise use its reasonable best efforts to comply with the securities laws of the United States and other applicable jurisdictions and all applicable rules and regulations of the Commission and comparable governmental agencies in other applicable jurisdictions and make generally available to its holders, in each case as soon as practicable, but not later than 30 days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (i) If the offering is underwritten, obtain and furnish to each selling Holder, immediately prior to the effectiveness of the registration statement and, at the time of delivery of any Registrable Securities sold pursuant thereto, a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters; and

         (j) Otherwise cooperate with the selling holders, the underwriter or underwriters, the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any Registrable Securities hereunder.

      5. INDEMNIFICATION; CONTRIBUTION.

         (a) Incident to any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each underwriter and each holder of Registrable Securities who offers or sells any such Registrable Securities in connection with such registration statement (including such holder's partners (including partners of partners and stockholders of any such partners), and directors, officers, employees, representatives and agents of any of them (a "Selling Holder"), and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a "Controlling Person")) from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, as the same are incurred), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities


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arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (ii) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or (iii) any violation by the Company of the Securities Act, any state securities or "blue sky" laws or any rule or regulation thereunder in connection with such registration; provided, however, that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by any underwriter, Selling Holder or Controlling Person expressly for use in such registration statement. With respect to such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the Company by such Selling Holder expressly for use in such registration statement, such Selling Holder will indemnify and hold harmless each underwriter, the Company (including its directors, officers, employees, representatives and agents) and each other selling holder (including such holder's partners (including partners of partners and stockholders of such partners) and directors, officers, employees, representatives and agents of any of them, and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise to the same extent provided in the immediately preceding sentence. In no event, however, shall the liability of a Selling Holder for indemnification under this Section 5(a) exceed the lesser of (A) that proportion of the losses, claims, damages, expenses and liabilities indemnified against which is equal to such Selling Holder's proportion of the total securities sold under such registration statement, and (B) the net proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement.

         (b) If the indemnification provided for in Section 5(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 5, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the other Selling Holders and the underwriters from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the other Selling Holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations; provided, however, that in the event of a registration statement filed under Section 3(a) and in which the Company does not register any shares of capital stock, the proportion of contribution by the Company, the other Selling Holders and the underwriters shall in all cases be governed by clause (ii) above. The relative benefits received by the Company, the Selling Holders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company



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and the Selling Holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the Selling Holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Holders or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Selling Holders, and the underwriters agree that it would not be just and equitable if contribution pursuant to this Section 5(b) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a Selling Holder be required to contribute any amount under this Section 5(b) in excess of the lesser of (A) that proportion of the losses, claims, damages, expenses and liabilities indemnified against which is equal to such Selling Holder's proportion of the total securities sold under such registration statement, and
(B) the net proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

         (c) The amount paid by an indemnifying party or payable to an indemnified party as a result of the losses, claims, damages, expenses and liabilities referred to in this Section 5 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this Section 5 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any officer, director, employee, agent or Controlling Person of the indemnified parties. No indemnifying party, in the defense of any such claim or litigation, shall enter into a consent of entry of any judgment or enter into a settlement without the consent of the indemnified party, which consent will not be unreasonably withheld.

     6. RULE 144 AND RULE 144A REQUIREMENTS. In the event that the Company becomes subject to Section 13 or Section 15(d) of the Exchange Act, the Company shall use its reasonable best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor or similar exemptive rules hereafter in effect). The Company shall furnish to any holder, within fifteen (15) days of a written request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144 or Rule 144A or such successor rules. After the occurrence of the first underwritten public offering of Common Stock of the Company pursuant to an offering registered under the Securities Act on Form S-1 or Form SB-2 (or any comparable successor forms), the Company shall use its reasonable best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.


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     7. TRANSFERABILITY OF REGISTRATION RIGHTS. The registration rights set forth in this Agreement are transferable to each transferee of Registrable Securities who receives any shares of Registrable Securities. Each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.

     8. RIGHTS WHICH MAY BE GRANTED TO SUBSEQUENT INVESTORS. Other than permitted transferees of Registrable Securities under Section 7 hereof, the Company shall not, without the prior written consent of the holders of not less than a majority of the outstanding Registrable Securities held by the Investors, grant any other registration rights to any third parties upon terms on a parity with, or more favorable than, the registration rights granted to the Investors hereunder.

     9.  MISCELLANEOUS.

         (a) AMENDMENTS. For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder shall operate as a waiver of the rights hereof. This Agreement may not be amended or modified or any provision hereof waived without the written consent of the Company, the holders of not less than a majority of the outstanding Registrable Securities held by the Founders (with respect to Section 2 only), and the holders of not less than a majority of the outstanding Registrable Securities held by the Investors; provided, that any party may waive any provision hereof intended for its benefit by written consent.

         (b) NOTICES AND DEMANDS. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given or served and received for all purposes when delivered by hand, telecopy, telex or other method of facsimile transmission with receipt acknowledged, or five (5) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two (2) days after being sent by overnight delivery providing receipt of delivery, in each case with oral confirmation to the notice recipient, to the following addresses: if to the Company, at its address as shown on the signature pages hereto, or at any other address designated by the Company to the Investors and the other parties hereto in writing; and if to a Founder or an Investor, at his, her or its mailing address as shown on the signature pages hereto, or at any other address designated by such Founder or Investor to the Company and the other parties hereto in writing.

         (c) GOVERNING LAW. This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of Minnesota without giving effect to the conflict of laws principles thereof.

         (d) COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. One or more counterparts of this Agreement may be delivered via telecopier, with the intention that they shall have the same effect as an original counterpart hereof.


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         (e) EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         (f) INTEGRATION. This Agreement, including the exhibits, documents and instruments referred to herein, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, including, without limitation, the Term Sheet dated December 22, 2000 between the Company and the Investors in respect of the transactions contemplated herein.

         (g) DISPUTE RESOLUTION.

                  (i) All disputes, claims, or controversies arising out of or relating to this Agreement, or the negotiation, breach, termination, validity or performance hereof or the transactions contemplated hereby and thereby, that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before J.A.M.S./Endispute, Inc. or its successor. The arbitration shall be held in Chicago, Illinois before a single arbitrator and shall be conducted in accordance with the rules and regulations promulgated by J.A.M.S./Endispute, Inc. unless specifically modified herein.

                  (ii) The parties covenant and agree that the arbitration shall commence within ninety (90) days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than seven (7) business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party's witness or expert, and a summary of the expert's opinions and the basis for said opinions. The arbitrator's decision and award shall be made and delivered within six
         (6) months of the selection of the arbitrator. The arbitrator's decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages in connection with such arbitration.

                  (iii) The parties covenant and agree that they will participate in the arbitration in good faith and that they will, except as provided below, (i) bear their own attorneys' fees, costs and expenses in connection with the arbitration, and (ii) share equally in the fees and expenses charged by J.A.M.S./Endispute, Inc. The arbitrator may in his or her discretion assess costs and expenses (including the reasonable legal fees, costs and expenses of the prevailing party) against any party to a proceeding. Any party unsuccessfully refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorneys' fees, incurred by the other party in enforcing the



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         award. In the case of temporary or preliminary injunctive relief, any party may proceed in court prior to, during or after arbitration for the limited purpose of avoiding immediate and irreparable harm, provided, that the right to equitable relief by a court is not intended to derogate from this arbitration procedure.

                  (iv) Each of the parties hereto irrevocably and unconditionally consents to the exclusive jurisdiction of J.A.M.S./Endispute, Inc. to resolve all disputes, claims or controversies arising out of or relating to this Agreement or the negotiation, breach, termination ,validity or performance hereof or the transactions contemplated hereby and further consents to the sole and exclusive jurisdiction of any United States District Court of competent jurisdiction for the purposes of enforcing the arbitration provisions of this Section 9(g) and the award or decision in any such proceeding. Each party further irrevocably waives any objection to proceeding before J.A.M.S./Endispute, Inc. based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before J.A.M.S./Endispute, Inc. has been brought in an inconvenient forum. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto.

     (h) REMEDIES; SEVERABILITY. Notwithstanding Section 9(g), it is specifically understood and agreed that any breach of the provisions of this Agreement by any Person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law). Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.



COMPANY:                        LAWSON SOFTWARE, INC.


                                By:  /s/ Robert Barbieri
                                   ---------------------------------------------
                                   Name:
                                   Title:


FOUNDERS:                       CERULLO FAMILY LIMITED PARTNERSHIP


                                By:  /s/ John Cerullo
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                LAWSON FAMILY INVESTMENT COMPANY, LTD.


                                By: /s/ H. Richard Lawson
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                LAWSON FAMILY LIMITED PARTNERSHIP


                                By:   /s/ William B. Lawson
                                   ---------------------------------------------
                                   Name:
                                   Title:


                Signature page to Registration Rights Agreement

INVESTORS:                   TA IX, L.P.

                             By:  TA Associates IX LLC, its General
                                  Partner

                             By:  TA Associates, Inc., its Manager

                             By:           ***
                                ------------------------------------------------
                                Name:
                                Title:

                             TA/ATLANTIC AND PACIFIC IV L.P.

                             By:  TA Associates AP IV L.P., its General Partner

                             By:  TA Associates, Inc., its General Partner

                             By:           ***
                                ------------------------------------------------
                                Name:
                                Title:

                             TA EXECUTIVES FUND LLC

                             By:  TA Associates, Inc., its Manager

                             By:           ***
                                ------------------------------------------------
                                Name:
                                Title:

                             TA INVESTORS LLC

                             By:  TA Associates, Inc., its Manager

                             By:           ***
                                ------------------------------------------------
                                Name:
                                Title:



                             ***   /s/ David S.B. Lang
                                 -----------------------------------------------
                                 Name:  David S.B. Lang
                                 Title: Authorized Signatory




                Signature page to Registration Rights Agreement

INVESTORS:                   ST. PAUL VENTURE CAPITAL VI, LLC

                             By: SPVC Management VI, LLC, its Managing
Member

                             By:    /s/ Thomas Alber
                                 -----------------------------------------------
                                 Name:  Thomas Alber
                                 Title:  Authorized Signatory













                Signature page to Registration Rights Agreement